                          ANNUAL REPORT / DECEMBER 2000

                            AIM SMALL CAP GROWTH FUND

                                  [COVER IMAGE]

                             [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                  [COVER IMAGE]

                     -------------------------------------

                             REALITY BY G.G. KOPILAK

           REALITY IS OFTEN NOT WHAT IS SEEN WITH THE EYES, BUT RATHER

             WHAT IS PERCEIVED WITH THE SPIRIT. AIM SMALL CAP GROWTH

             FUND SEEKS TO OWN THE STOCKS OF SMALL COMPANIES THAT WE

            BELIEVE WILL FLOURISH IN THE MONTHS AND YEARS AHEAD LIKE

                              ROSES ABOUT TO BLOOM.

                     -------------------------------------


AIM Small Cap Growth Fund is for shareholders who seek long-term growth of capital. The fund invests in small companies with the potential for above-average earnings growth.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Small Cap Growth Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o During the fiscal year, AIM Small Cap Growth Fund paid distributions of $1.8066 per Class A, Class B and Class C Share.
o The fund participates in the initial public offering (IPO) market, and a significant portion of its return is attributable to its investment in IPOs, which have a magnified impact due to the fund's relatively small asset base. There is no guarantee that as the fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs.
o Investing in micro-, small and mid-sized companies may involve risks not associated with investing in more established companies. Also, micro and small companies may have business risk, significant stock-price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Small-Cap Growth Fund Index represents an average of the performance of the 30 largest small-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The unmanaged National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system.
o The unmanaged Russell 2000 Index represents the performance of the stocks of small-capitalization companies.
o The unmanaged Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
o The unmanaged Standard & Poor's Index (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                            AIM SMALL CAP GROWTH FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER

                    Dear Fellow Shareholder:

                    It's an honor to address you as AIM Funds' new chairman. I feel privileged to succeed Ted Bauer, who recently retired
     [PHOTO OF      as AIM's chairman after a long, successful career in the
      Robert H.     investment industry. Ted has always shown the highest degree
       Graham       of integrity and commitment to excellence, and I have always
    APPEARS HERE]   admired him greatly. I'm also proud to be part of the team that launched AIM almost 25 years ago. From the beginning, AIM has been a very people-oriented, service-minded company, and I plan to carry on that tradition for our shareholders, financial advisors and employees.

                    UNCERTAIN MARKETS
                    The markets in 2000 were particularly unsettling, especially for investors who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 finished 2000 down 9.1%. But 20% to 30% returns, such as we have seen recently, are not typical. Historically, markets decline in one out of every four years. What we have seen in 2000 is a normal downturn, and it appears to be a worldwide trend. In 2000, most overseas markets were more turbulent than their U.S. counterpart.
    Regardless of the impact of market conditions, we know you are counting on us to deliver attractive investment performance. We don't like it when we don't live up to your expectations. We have been disappointed along with you. Because we ourselves invest in AIM funds and use them in our retirement plans, virtually everyone who works here has a stake in at least one AIM fund. All of us have seen the value of our own accounts decline. We know how unpleasant this experience is.
    What are we doing about it? We are sticking with our motto: Invest with Discipline. We still manage our funds with the same security-selection disciplines that have produced excellent long-term performance for so many of our funds while making prudent adjustments to our portfolios. We know that every now and then there will be a down period in the markets, like the one last year. We just have to be patient, and we urge you to be, too. Remember that the long-term historical trend of the markets is upward.

REASONS FOR OPTIMISM
Though we can expect the situation to remain difficult for some time, there are reasons for optimism. Shortly after the close of the calendar year, the Federal Reserve Board lowered interest rates, and many expect more cuts in the months to come. With the correction and lower rates, we now see the most attractive market valuation in several years. While there is concern that the economy's record long expansion may be rolling over to recession, the Fed has achieved its goal of slowing the economy and has reversed course, adding liquidity and lowering rates. Historically, this has proven to be an important catalyst to stabilizing the economy and turning markets.
    The current environment illustrates the value of professional money management. During downturns, investors may be tempted to make decisions based on emotions, not strategy. The wisest choice is to rely on a professional money manager, keeping in mind that mutual funds are long-term investments.
    In the following pages, your fund's portfolio managers discuss market activity and how they managed your fund during the fiscal year. If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services Department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/S/ ROBERT H. GRAHAM

Robert H. Graham
Chairman


                            AIM SMALL CAP GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

FUND CONTENDS WITH DIFFICULT MARKET FOR SMALL-CAP GROWTH STOCKS

SMALL-CAP GROWTH STOCKS SUSTAINED LOSSES FOR THE YEAR. HOW DID AIM SMALL CAP GROWTH FUND PERFORM?
Careful stock selection helped cushion the fund from the more significant losses that generally plagued small-cap growth stocks. Excluding sales charges, total returns for Class A, Class B and Class C shares were -0.74%, -1.45% and -1.48%, respectively, for the year ended December 31, 2000. By comparison the Russell 2000 Index, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Fund Index had total returns of -3.02%, -22.43% and -8.25%, respectively, for the same period.
    Even though the fund had a down year in 2000, its long-term track record remains excellent, as illustrated by the chart at the conclusion of this discussion.

WHAT WERE SOME OF THE KEY DEVELOPMENTS IN THE STOCK MARKET?
A strong market rally during the initial months of 2000 gave way to a volatile, downward-trending market for the remainder of the year. Early in 2000, technology stocks led the market surge as the tech-laden Nasdaq soared to record levels well into March. Toward the end of that month, however, investors became concerned that tech stocks might be overvalued, sparking a sharp sell-off in this sector. Because investors were also concerned that the Federal Reserve Board (the Fed) might continue to raise interest rates to contain inflation, the sell-off ultimately spread to other market sectors.
    In May, the Fed raised the key federal funds rate from 6.0% to 6.5%, and left that rate unchanged for the remainder of the year. After rallying in late May and June, markets plunged in the third and fourth quarters of 2000 amid concerns about rising oil prices, unrest in the Middle East and disappointing corporate earnings growth for many companies. Uncertainty about the outcome of the presidential election, which wasn't resolved until December 12, contributed to the steep fourth-quarter market decline.
    But even the end of the election controversy failed to produce a sustained market rally as investors continued to be concerned about corporate earnings growth. By early December, the Fed was indicating that it might consider cutting interest rates in the wake of slowing economic growth. However, the shift in the Fed's bias was insufficient to counteract concerns about declining corporate earnings growth, and most key market indexes recorded losses for the year, with the Nasdaq falling a stunning 39.29%.
    In a reversal of recent trends, value stocks significantly outperformed growth stocks as many investors sought lower-priced equities. Mid-cap stocks outperformed large and small-cap stocks. Mid-cap stocks benefited from their attractive valuations and the solid earnings-growth prospects of many medium-sized companies. By comparison, many larger companies experienced deteriorating earnings growth, and investors had misgivings about the earnings growth prospects of small companies. Tech stocks, which led the market in 1999, sustained losses in 2000. Among the better-performing market sectors were health care, financial services, energy and utilities.

HOW DID THE FUND'S SECTOR WEIGHTINGS CHANGE OVER THE FISCAL YEAR?
As of December 31, 2000, technology stocks made up almost 32% of the portfolio, down from about 49% at the outset of the year. While tech stocks struggled in 2000, we continued to hold the stocks of tech companies that we believe have strong earnings-growth prospects. We believe that the stocks of these companies will fare well in the long run.
    Health-care stocks increased from less than 9% to more than 14% of the portfolio during the fiscal year. Investors favored them because demand for health-care services and products tends to be unaffected by economic trends. Energy stocks increased from less than 5% to nearly 11% of the fund's holdings as energy companies got a boost from rising oil and natural-gas prices.
    Consumer-cyclical stocks composed nearly 7% of the portfolio, compared to 14% at the beginning of the year. Within this sector, which was hurt by declining consumer confidence, the focus was specialty retailers with favorable earnings-growth prospects.

WHAT WERE SOME OF THE FUND'S TOP HOLDINGS?
o LifePoint Hospitals operates more than 20 health-care facilities predominantly in rural areas in the Southeast.
o Powerwave Technologies makes amplifiers for boosting radio frequency signals in wireless communications devices.
o   Anaren Microwave, a capital-goods

                     -------------------------------------

                       AMONG THE BETTER-PERFORMING MARKET

                      SECTORS WERE HEALTH CARE, FINANCIAL

                        SERVICES, ENERGY AND UTILITIES.

                     -------------------------------------


          See important fund and index disclosures inside front cover.

                            AIM SMALL CAP GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


                     -------------------------------------

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                     -------------------------------------

    company, makes microwave signaling devices for satellite communications, defense electronics and wireless industries.
o The Shaw Group is a leading maker of prefab piping systems for the power, petrochemical and refining industries.
o Albany Molecular Research provides chemistry research and development services to drug and biotechnology companies on a contractual basis.
o   Aeroflex makes high-tech components and systems.
o UTI Energy provides onshore contract drilling services for oil and gas companies.
o SafeNet creates systems to secure e-commerce transactions and communications over computer networks.
o Priority Healthcare disseminates specialty drugs and related medical products.
o   Polycom makes long-distance video, audio and data-conferencing devices.

WHAT WERE CONDITIONS LIKE AS THE FISCAL YEAR CLOSED ON DECEMBER 31?
The situation was mixed. Late in 2000, markets were roiled by a string of corporate warnings about earnings and revenue expectations. Many believe earnings may continue to disappoint for the next six to eight months, as capital expenditures and consumer spending may slow or decline.
    On the other hand, toward the close of the fiscal year, the Fed indicated that its bias had changed from warding off inflation to warding off recession, signaling the possibility of rate cuts aimed at stimulating the economy. Historically, declining interest rates bode well for stocks. Though the economy had slowed from its previous strong pace, unemployment remained at its lowest level in decades and inflation continued to be quite low. Prices of many stocks had been brought to much more reasonable levels by the steep downturn in equity markets during the last quarter of 2000, a potential buying opportunity.
    Given the level of uncertainty surrounding short-term economic trends, we can expect market volatility to continue and thus regard this as an environment in which investors would be well advised to maintain a long-term investment perspective.

PORTFOLIO COMPOSITION

As of 12/31/00, based on total net assets                              [ARTWORK]

=============================================================================================================
TOP 10 EQUITY HOLDINGS                                    TOP 10 INDUSTRIES
-------------------------------------------------------------------------------------------------------------
  1. LifePoint Hospitals, Inc.                  1.79%     1. Computers (Software & Services)            9.22%
  2. Powerwave Technologies, Inc.               1.74      2. Oil & Gas (Drilling & Equipment)           7.16
  3. Anaren Microwave, Inc.                     1.60      3. Electronics (Instrumentation)              4.80
  4. Shaw Group, Inc. (The)                     1.49      4. Electronics (Semiconductors)               4.13
  5. Albany Molecular Research, Inc.            1.47      5. Biotechnology                              3.89
  6. Aeroflex Inc.                              1.46      6. Communications Equipment                   3.77
  7. UTI Energy Corp.                           1.37      7. Telecommunications (Cellular/Wireless)     3.77
  8. SafeNet, Inc.                              1.12      8. Electrical Equipment                       3.47
  9. Priority Healthcare Corp.-Class B          0.97      9. Retail (Specialty-Apparel)                 3.38
 10. Polycom, Inc.                              0.96     10. Health Care (Hospital Management)         3.27

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
=============================================================================================================

          See important fund and index disclosures inside front cover.

                            AIM SMALL CAP GROWTH FUND

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM SMALL CAP GROWTH FUND VS. BENCHMARK INDEX

10/18/95-12/31/00

===================================================================
                        AIM Small Cap    AIM Small Cap   Russell
Date                    Growth Fund,     Growth Fund     2000
                        Class A          Class B         Index
-------------------------------------------------------------------
10/18/95                9,450            10,000          10,000
12/31/95                9,756            10,307          10,695
3/31/96                 10,781           11,373          11,241
6/30/96                 11,517           12,133          11,803
9/30/96                 11,592           12,196          11,845
12/31/96                11,104           11,661          12,461
3/31/97                  9,552           10,009          11,817
6/30/97                 11,256           11,782          13,733
9/30/97                 13,661           14,272          15,777
12/31/97                12,908           13,466          15,248
3/31/98                 15,106           15,726          16,780
6/30/98                 15,288           15,890          15,997
9/30/98                 12,204           12,642          12,774
12/31/98                15,900           16,458          14,857
3/31/99                 16,907           17,476          14,051
6/30/99                 21,023           21,700          16,236
9/30/99                 21,946           22,610          15,210
12/31/99                30,307           31,172          18,014
3/31/00                 38,999           40,054          19,290
6/30/00                 38,668           39,629          18,560
9/30/00                 38,491           39,370          18,765
12/31/00                30,060           30,719          17,469

Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
===================================================================

     MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
This chart compares the performance of your fund's Class A and Class B shares to a benchmark index over the period 10/18/95-12/31/00 (Index results are for the period 10/31/95-12/31/00). It is important to understand the differences between your fund and an index. Your fund's total return is shown with a sales charge, and it includes fund expenses and management fees. An index measures the performance of a hypothetical portfolio. A market index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/00, including sales charges
===================================================================
CLASS A SHARES
Inception (10/18/95)               23.56%
5 Years                            23.83
1 Year                             (6.19)*
*(0.74)% excluding sales charges

CLASS B SHARES
Inception (10/18/95)               24.00%
5 Years                            24.24
1 Year                             (6.08)*
*(1.45)% excluding CDSC

CLASS C SHARES
Inception (5/3/99)                 34.21
1 Year                             (2.41)*
*(1.48)% excluding CDSC
===================================================================

The performance of the fund's Class A, Class B and Class C shares will differ from that of its Class A shares due to differing fees and expenses. For fund performance calculations and a descriptions of the index cited on this page, please see the inside front cover.


                            AIM SMALL CAP GROWTH FUND

                       ANNUAL REPORT / FOR CONSIDERATION

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms. Even within AIM, only people involved with servicing your accounts have access to your information. To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

 A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
        Funds--Registered Trademark-- o AMVESCAP National Trust Company



                            AIM SMALL CAP GROWTH FUND

                        ANNUAL REPORT / FOR CONSIDERATION


PROTECT YOUR NEST EGG WITH FOUR TAX-TRIMMING STRATEGIES

Are taxes pecking away at your nest egg? There are ways to protect the funds you've carefully set aside for your life's goals--retirement, college for your children and grandchildren, a house or a dream vacation.

IRAs: DEFER, DEDUCT TAXES
One of the best ways to protect your income (and maybe even receive a tax deduction) is to contribute to a Traditional or Roth IRA. Setting up and managing an IRA is simple. For more information, please ask your financial consultant or visit AIM's Web site at www.aimfunds.com.
    To be eligible to make a Traditional IRA contribution, you must be under 70-1/2 and have earned income, or be a non-working spouse.
     If you don't have a pension plan at work, you can deduct up to $2,000 for the maximum allowable yearly IRA contribution. If you're covered by a plan at work, you may still qualify for a full or partial deduction. A married couple with one wage-earner can contribute up to $4,000 (up to $2,000 each) in two IRA accounts. This can help cut your tax bill significantly. For example, if you're in the 15% tax bracket, putting that $4,000 into IRAs can save you $600 in taxes. Even if your contribution is not tax-deductible, it still may be worthwhile to invest in an IRA. Contributions to Traditional IRAs grow tax-deferred until withdrawn.
    The Roth IRA provides another option for individuals with earned income below $110,000 for single filers ($160,000 for couples filing jointly). With a Roth IRA, you make after-tax contributions to your account. Withdrawals from the account are tax-free if the account has been open five years and one of the following conditions applies:
o   The account holder is at least 59-1/2;
o The account holder is buying a home for the first time ($10,000 lifetime maximum);
o   The account holder has become disabled; or
o   The account holder has died.
    AIM's Web site (www.aimfunds.com) offers a Roth IRA Analyzer and a Roth Rollover Calculator.

THE EARLY BIRD MAY HATCH THE BIGGEST EGG

Whether you're contributing to an IRA or any other investment, the earlier you start, the better. The reason is simple: compounding. Reinvesting your distributions allows your earnings to grow over time. Here are some examples:

o STARTING AT 25, SUSAN CONTRIBUTED $2,000 A YEAR to her IRA for 10 years--a total of $20,000--and then allowed the investment to accrue until she turned
    65. She ended up with $611,815 for her retirement.

o BILL STARTED INVESTING AT 35. He contributed $2,000 a year to his IRA for 15 years--a total of $30,000--and then allowed the investment to accrue until he turned 65. He had $291,987 for retirement.

o KATE WAITED UNTIL SHE WAS 45 TO START INVESTING FOR RETIREMENT. She contributed $2,000 a year to her IRA for 20 years--a total of $40,000--and ended up with only $126,005.

    Even though Susan initially contributed the least amount of money to her IRA for the shortest period of time, she ended up with more money at retirement than Bill or Kate because of the power of compounding over time.

=======================================
Susan           Bill           Kate
2200
4620
7282
10210
13431
16974
20872
25159
29875
35062
38569           2200
42425           4620
46668           7282
51335           10210
56468           13431
62115           16974
68327           20872
75159           25159
82675           29875
90943           35062
100037          40769          2200
110041          47045          4620
121045          53950          7282
133149          61545          10210
146464          69899          13431
161110          76889          16974
177222          84578          20872
194944          93036          25159
214438          102340         29875
235882          112574         35062
259470          123831         40769
285417          136214         47045
313959          149836         53950
345355          164819         61545
379890          181301         69899
417879          199431         79089
459667          219374         89198
505634          241312         100318
556197          265443         112550
611817          291987         126005
=======================================

Please keep in mind that this is a hypothetical example and not indicative of the performance of any investment, IRA or AIM fund. Results are based on an average annual total return of 10%. Your actual return is not likely to be constant from year to year, and there is no guarantee that a specific rate of return will be achieved. Source: Towers Data Systems
HYPO--Registered Trademark--.


                            AIM SMALL CAP GROWTH FUND

                        ANNUAL REPORT / FOR CONSIDERATION


    Another IRA option allows you to save for a child's college education. The Education IRA allows you to contribute $500 after taxes each year to a special account set up in a child's name.

EMPLOYER PLANS OFFER TAX HELP
Other ways of reducing your tax bill include putting some of your earnings in retirement plans that may be offered by your employer. These include the popular 401(k) and 403(b) plans. 403(b) plans are specifically for employees of public educational institutions such as school systems, universities and medical schools, plus members of 501(c)3 organizations, such as museums, research foundations and religious institutions.
    Contributing to one of these plans can reduce the portion of your income that is subject to federal taxes. For example, if you make $55,000 annually and contribute $5,000 of that to your employer-sponsored retirement plan, you will reduce your taxable income by $5,000. In addition, your employer may match part of your contributions, adding extra impact.

ANNUITIES: ANOTHER OPTION
Have you contributed the maximum amount to your retirement plan? If so, annuities offer another way to grow assets tax-deferred. Offered by life insurance companies, annuities allow you to contribute as much and as often as you like. The larger your annual investments, the more you benefit from tax-deferred compounding. And an annuity includes a guaranteed benefit in case of your death.
    NOTE: With Traditional IRAs, annuities and employer-sponsored plans, payment of taxes on the growth of your investment is deferred until you withdraw it after retirement. At that point income taxes become due, but you could be in a lower tax bracket. There may be tax penalties for withdrawals made before 59 1/2.

     MUNI BONDS: DELETING TAXES Municipal-bond funds generally are exempt from federal income taxes. If you think they're just for the very wealthy, you may want to reconsider. If you are in the 28% tax bracket or above, municipal-bond funds may have a place in your portfolio. They can provide you with a steady stream of current income. When you take into consideration the federal tax-exempt status of municipal bonds--and the mutual funds that invest in them--their yields are compelling. The chart below shows how tax-exempt yields compare with taxable-equivalent yields.
     This discussion does not constitute tax advice. Please discuss your situation with your financial advisor and your tax advisor. They can help you choose investments that suit your risk tolerance, financial goals and current circumstances.

                     -------------------------------------

IS TAX-EXEMPT INVESTING FOR YOU?

o   Has your federal income tax bill gone up in the past few years?
o   Do your investments provide a significant amount of your income?
o   Do you depend on income from investments to cover current expenses?
o Are you reinvesting your distributions for long-term growth and paying taxes on those distributions?
o Do you contribute the maximum possible to retirement plans offered by your employer?
If you answered yes to any of these questions, ask your financial consultant about tax-exempt investing.

                     -------------------------------------

COMPARING YIELDS SHOWS
APPEAL OF TAX-EXEMPT INVESTING

Depending on your income bracket, a tax-exempt bond fund may be more advantageous that a taxable fund. The table show how the yield on a tax-exempt investment can be as attractive as that of a higher-yielding taxable investment.
    Suppose, for example, you are in the 28% tax bracket and you invest in a municipal-bond fund with a 5% yield. A fund that is subject to federal income taxes would have to have a yield of at least 6.9% to be competitive as demonstrated in this chart.

TAX-EXEMPT VS. TAXABLE-EQUIVALENT YIELD

at 2000 federal income tax rates*

================================================================================
                                       TAX-EXEMPT YIELD
                        MARGINAL       5%             6%           7%
TAXABLE INCOME          INCOME
(JOINT RETURN)          TAX RATE       TAXABLE-EQUIVALENT YIELD
--------------------------------------------------------------------------------
$0-$43,850                 15%           5.9%         7.1%         8.2%

$43,851-$105,950           28            6.9          8.3          9.7

$105,951-$161,450          31            7.2          8.7          10.1

$161,451-$288,350          36            7.8          9.4          10.9

MORE THAN $288,350         39.6          8.3          9.9          11.6

This chart is for illustrative purposes only and is not intended to project the performance of any AIM fund.
* A portion of distributions from a federally tax-exempt investment may be subject to state income taxes or the alternative minimum tax.
================================================================================


                            AIM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

December 31, 2000

                                                     MARKET
                                      SHARES         VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-90.09%

AEROSPACE/DEFENSE-0.29%

Primex Technologies, Inc.                75,000   $  2,390,625
==============================================================

AGRICULTURAL PRODUCTS-0.23%

Eden Bioscience Corp.(a)                 65,000      1,945,937
==============================================================

AIRLINES-0.65%

Frontier Airlines, Inc.(a)              175,000      5,414,062
==============================================================

BANKS (REGIONAL)-2.45%

Greater Bay Bancorp                     120,000      4,920,000
--------------------------------------------------------------
Prosperity Bancshares, Inc.              40,000        790,000
--------------------------------------------------------------
Silicon Valley Bancshares(a)            190,000      6,566,875
--------------------------------------------------------------
Southwest Bancorp. of Texas,
  Inc.(a)                               150,250      6,451,359
--------------------------------------------------------------
Whitney Holding Corp.                    50,000      1,815,625
==============================================================
                                                    20,543,859
==============================================================

BIOTECHNOLOGY-3.89%

Albany Molecular Research, Inc.(a)      200,000     12,325,000
--------------------------------------------------------------
Aurora Biosciences Corp.(a)              60,000      1,886,250
--------------------------------------------------------------
Cephalon, Inc.(a)                        95,299      6,033,618
--------------------------------------------------------------
Genencor International Inc.(a)          150,000      2,700,000
--------------------------------------------------------------
Invitrogen Corp.(a)                      50,000      4,318,750
--------------------------------------------------------------
Techne Corp.(a)                         150,000      5,409,375
==============================================================
                                                    32,672,993
==============================================================

BROADCASTING (TELEVISION, RADIO & CABLE)-1.03%

Cox Radio, Inc.-Class A(a)               45,000      1,015,312
--------------------------------------------------------------
Entercom Communications Corp.(a)         75,000      2,582,812
--------------------------------------------------------------
Radio One, Inc.-Class A(a)              200,000      2,137,500
--------------------------------------------------------------
Radio One, Inc.-Class D(a)              265,000      2,915,000
==============================================================
                                                     8,650,624
==============================================================

CHEMICALS (SPECIALTY)-0.33%

OM Group, Inc.                           50,000      2,731,250
==============================================================

COMMUNICATIONS EQUIPMENT-3.77%

CommScope, Inc.(a)                      150,000      2,484,375
--------------------------------------------------------------
Digital Lightwave, Inc.(a)              150,000      4,753,125
--------------------------------------------------------------
Polycom, Inc.(a)                        250,000      8,046,875
--------------------------------------------------------------
Proxim, Inc.(a)                         130,000      5,590,000
--------------------------------------------------------------
REMEC, Inc.(a)                          175,000      1,684,375
--------------------------------------------------------------
ROHN Industries, Inc.(a)                250,000        953,125
--------------------------------------------------------------
SymmetriCom, Inc.(a)                    275,000      2,681,250
--------------------------------------------------------------
Tollgrade Communications, Inc.(a)       150,000      5,475,000
==============================================================
                                                    31,668,125
==============================================================

COMPUTERS (NETWORKING)-1.71%

Avocent Corp.(a)                        125,000   $  3,375,000
--------------------------------------------------------------
SonicWALL, Inc.(a)                      300,000      4,875,000
--------------------------------------------------------------
Tellium, Inc.-Series E, Conv. Pfd.
  (Acquired 09/19/00; Cost
  $6,066,720)(b)                        202,224      6,066,720
==============================================================
                                                    14,316,720
==============================================================

COMPUTERS (PERIPHERALS)-1.89%

Actel Corp.(a)                          175,000      4,232,812
--------------------------------------------------------------
M-Systems Flash Disk Pioneers Ltd.
  (Israel)(a)                           200,000      2,787,500
--------------------------------------------------------------
SanDisk Corp.(a)                        160,000      4,440,000
--------------------------------------------------------------
Silicon Storage Technology,
  Inc.(a)                               375,000      4,429,687
==============================================================
                                                    15,889,999
==============================================================

COMPUTERS (SOFTWARE & SERVICES)-9.22%

Art Technology Group, Inc.(a)            85,000      2,597,812
--------------------------------------------------------------
Aspen Technology, Inc.(a)               100,000      3,325,000
--------------------------------------------------------------
Business Objects S.A.-ADR
  (France)(a)                            70,000      3,963,750
--------------------------------------------------------------
Data Return Corp.(a)                    125,000        468,750
--------------------------------------------------------------
Digital Insight Corp.(a)                 78,950      1,426,034
--------------------------------------------------------------
Documentum, Inc.(a)                     140,000      6,956,250
--------------------------------------------------------------
Eclipsys Corp.(a)                       100,000      2,450,000
--------------------------------------------------------------
Getty Images, Inc.(a)                    50,000      1,600,000
--------------------------------------------------------------
Integrated Measurement Systems,
  Inc.(a)                               175,000      1,389,062
--------------------------------------------------------------
Internet Security Systems, Inc.(a)       35,000      2,745,312
--------------------------------------------------------------
Interwoven, Inc.(a)                      30,000      1,978,125
--------------------------------------------------------------
Macrovision Corp.(a)                     90,000      6,661,406
--------------------------------------------------------------
Micromuse Inc.(a)                        30,000      1,810,781
--------------------------------------------------------------
Netegrity, Inc.(a)                      135,000      7,340,625
--------------------------------------------------------------
OneSource Information Services,
  Inc.(a)                               250,000      1,937,500
--------------------------------------------------------------
Radiant Systems, Inc.(a)                325,000      6,662,500
--------------------------------------------------------------
RADVision Ltd. (Israel)(a)              250,000      3,078,125
--------------------------------------------------------------
SafeNet, Inc.(a)                        200,000      9,400,000
--------------------------------------------------------------
ScanSource, Inc.(a)                      85,000      3,315,000
--------------------------------------------------------------
Ulticom, Inc.(a)                        150,000      5,109,375
--------------------------------------------------------------
WatchGuard Technologies, Inc.(a)        100,000      3,162,500
==============================================================
                                                    77,377,907
==============================================================

CONSUMER FINANCE-0.73%

AmeriCredit Corp.(a)                    175,000      4,768,750
--------------------------------------------------------------
Federal Agricultural Mortgage
  Corp.-Class C(a)                       57,000      1,332,375
==============================================================
                                                     6,101,125
==============================================================

CONTAINERS (METAL & GLASS)-0.44%

Mobile Mini, Inc.(a)                    160,000      3,680,000
==============================================================

                                                     MARKET
                                      SHARES         VALUE

DISTRIBUTORS (FOOD & HEALTH)-2.00%

Performance Food Group Co.(a)           100,000   $  5,126,562
--------------------------------------------------------------
Priority Healthcare Corp.-Class B(a)    200,000      8,162,500
--------------------------------------------------------------
United Natural Foods, Inc.(a)           200,000      3,525,000
==============================================================
                                                    16,814,062
==============================================================

ELECTRICAL EQUIPMENT-3.47%

C & D Technologies, Inc.                150,000      6,478,125
--------------------------------------------------------------
Cree, Inc.(a)                           140,000      4,974,375
--------------------------------------------------------------
II-VI Inc.(a)                           200,000      3,037,500
--------------------------------------------------------------
KEMET Corp.(a)                          170,000      2,571,250
--------------------------------------------------------------
Manufacturers' Services Ltd.(a)         300,000      1,987,500
--------------------------------------------------------------
Nanometrics Inc.(a)                      50,000        690,625
--------------------------------------------------------------
Optimal Robotics Corp. (Canada)(a)       50,000      1,678,125
--------------------------------------------------------------
Park Electrochemical Corp.              100,000      3,068,750
--------------------------------------------------------------
TTM Technologies, Inc.(a)               150,000      2,128,125
--------------------------------------------------------------
Viasystems Group, Inc.(a)               300,000      2,493,750
==============================================================
                                                    29,108,125
==============================================================

ELECTRONICS (COMPONENT DISTRIBUTORS)-0.93%

Kent Electronics Corp.(a)               150,000      2,475,000
--------------------------------------------------------------
Power-One, Inc.(a)                      135,000      5,307,187
==============================================================
                                                     7,782,187
==============================================================

ELECTRONICS (DEFENSE)-3.06%

Aeroflex Inc.(a)                        425,000     12,251,953
--------------------------------------------------------------
Anaren Microwave, Inc.(a)               200,000     13,437,500
==============================================================
                                                    25,689,453
==============================================================

ELECTRONICS
  (INSTRUMENTATION)-4.80%

Alpha Industries, Inc.(a)               150,000      5,550,000
--------------------------------------------------------------
Keithley Instruments, Inc.              180,000      7,751,250
--------------------------------------------------------------
Measurement Specialties, Inc.(a)         75,000      1,462,500
--------------------------------------------------------------
Methode Electronics, Inc.-Class A       100,000      2,293,750
--------------------------------------------------------------
Photon Dynamics, Inc.(a)                250,000      5,625,000
--------------------------------------------------------------
Stanford Microdevices, Inc.(a)           90,000      3,240,000
--------------------------------------------------------------
Tektronix, Inc.                         200,000      6,737,500
--------------------------------------------------------------
Varian Inc.(a)                          225,000      7,621,875
==============================================================
                                                    40,281,875
==============================================================

ELECTRONICS (SEMICONDUCTORS)-4.13%

Cirrus Logic, Inc.(a)                   100,000      1,875,000
--------------------------------------------------------------
Elantec Semiconductor, Inc.(a)          225,000      6,243,750
--------------------------------------------------------------
Exar Corp.(a)                            50,000      1,549,219
--------------------------------------------------------------
GlobeSpan, Inc.(a)                       50,000      1,375,000
--------------------------------------------------------------
hi/fn, inc.(a)                          100,000      2,750,000
--------------------------------------------------------------
InSilicon Corp.(a)                      100,000        612,500
--------------------------------------------------------------
MIPS Technologies, Inc.-Class A(a)      125,000      3,335,937
--------------------------------------------------------------
Pixelworks, Inc.(a)                     100,000      2,237,500
--------------------------------------------------------------
SIPEX Corp.(a)                          121,700      2,913,194
--------------------------------------------------------------
SONICblue Inc.(a)                       150,000   $    618,750
--------------------------------------------------------------
TranSwitch Corp.(a)                     130,150      5,092,119
--------------------------------------------------------------
Virage Logic Corp.(a)                   200,000      3,000,000
--------------------------------------------------------------
Zoran Corp.(a)                          200,000      3,100,000
==============================================================
                                                    34,702,969
==============================================================

EQUIPMENT (SEMICONDUCTOR)-1.22%

Brooks Automation, Inc.(a)              100,000      2,806,250
--------------------------------------------------------------
FEI Co.(a)                              200,000      4,550,000
--------------------------------------------------------------
Helix Technology Corp.                   80,000      1,893,750
--------------------------------------------------------------
Trikon Technologies, Inc.(a)            100,000      1,000,000
==============================================================
                                                    10,250,000
==============================================================

FOODS-0.61%

Hain Celestial Group, Inc.(a)           156,400      5,083,000
==============================================================

FOOTWEAR-0.24%

Kenneth Cole Productions,
  Inc.-Class A(a)                        50,000      2,012,500
==============================================================

HEALTH CARE (DRUGS-GENERIC & OTHER)-1.82%

Barr Laboratories, Inc.(a)               50,000      3,646,875
--------------------------------------------------------------
Large Scale Biology Corp.(a)            108,000      1,026,000
--------------------------------------------------------------
Medecis Pharmaceutical Corp.-Class
  A(a)                                  100,000      5,912,500
--------------------------------------------------------------
Pain Therapeutics, Inc.(a)              116,700      1,735,912
--------------------------------------------------------------
SangStat Medical Corp.(a)               250,000      2,968,750
==============================================================
                                                    15,290,037
==============================================================

HEALTH CARE (HOSPITAL MANAGEMENT)-3.27%

LifePoint Hospitals, Inc.(a)            300,000     15,037,500
--------------------------------------------------------------
Province Healthcare Co.(a)              150,000      5,906,250
--------------------------------------------------------------
Triad Hospitals, Inc.(a)                200,000      6,512,500
==============================================================
                                                    27,456,250
==============================================================

HEALTH CARE (MANAGED CARE)-0.30%

Express Scripts, Inc.-Class A(a)         25,000      2,556,250
==============================================================

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-2.31%

Biosite Diagnostics Inc.(a)             125,000      5,054,688
--------------------------------------------------------------
BioSource International, Inc.(a)        200,000      3,062,500
--------------------------------------------------------------
ICU Medical, Inc.(a)                    100,000      3,012,500
--------------------------------------------------------------
PolyMedica Corp.(a)                      90,000      3,003,750
--------------------------------------------------------------
Zoll Medical Corp.(a)                   150,000      5,259,375
==============================================================
                                                    19,392,813
==============================================================

HEALTH CARE (SPECIALIZED SERVICES)-2.04%

Accredo Health, Inc.(a)                 125,000      6,273,438
--------------------------------------------------------------
Aksys, Ltd.(a)                          150,000      2,475,000
--------------------------------------------------------------
DaVita, Inc.(a)                         200,000      3,425,000
--------------------------------------------------------------
Laboratory Corp. of America
  Holdings(a)                            15,000      2,640,000
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
HEALTH CARE (SPECIALIZED SERVICES)-(CONTINUED)

Specialty Laboratories, Inc.(a)          70,500   $  2,335,313
==============================================================
                                                    17,148,751
==============================================================

HOMEBUILDING-0.54%

D.R. Horton, Inc.                        75,000      1,832,813
--------------------------------------------------------------
Toll Brothers, Inc.(a)                   65,000      2,656,875
==============================================================
                                                     4,489,688
==============================================================

HOUSEHOLD PRODUCTS (NON-DURABLES)-0.24%

Martha Stewart Living Omnimedia,
  Inc.-Class A(a)                       100,000      2,006,250
==============================================================

INSURANCE
  (PROPERTY-CASUALTY)-0.62%

Fidelity National Financial, Inc.        75,000      2,770,313
--------------------------------------------------------------
HCC Insurance Holdings, Inc.             90,000      2,424,375
==============================================================
                                                     5,194,688
==============================================================

IRON & STEEL-0.14%

Gibraltar Steel Corp.                    65,000      1,141,563
==============================================================

LEISURE TIME (PRODUCTS)-0.24%

Oakley, Inc.(a)                         150,000      2,025,000
==============================================================

LODGING-HOTELS-0.35%

Sun International Hotels Ltd.(a)        125,000      2,968,750
==============================================================

MANUFACTURING (SPECIALIZED)-0.40%

Applied Films Corp.(a)                  125,000      2,554,688
--------------------------------------------------------------
Summa Industries(a)                     100,000        837,500
==============================================================
                                                     3,392,188
==============================================================

METAL FABRICATORS-1.49%

Shaw Group Inc. (The)(a)                250,000     12,500,000
==============================================================

NATURAL GAS-0.56%

Kinder Morgan, Inc.                      90,000      4,696,875
==============================================================

OFFICE EQUIPMENT & SUPPLIES-0.25%

MCSi, Inc. (Acquired
  11/23/99-04/17/00;
  Cost $2,329,702)(a)(b)                100,000      2,137,500
==============================================================

OIL & GAS (DRILLING & EQUIPMENT)-7.16%

Cal Dive International, Inc.(a)         200,000      5,325,000
--------------------------------------------------------------
Dril-Quip, Inc.(a)                       40,000      1,367,500
--------------------------------------------------------------
GulfMark Offshore, Inc.(a)               80,000      2,270,000
--------------------------------------------------------------
Hanover Compressor Co.(a)               170,000      7,575,625
--------------------------------------------------------------
Key Energy Services, Inc.(a)            300,000      3,131,250
--------------------------------------------------------------
Marine Drilling Cos., Inc.(a)           225,000      6,018,750
--------------------------------------------------------------
Maverick Tube Corp.(a)                  100,000      2,262,500
--------------------------------------------------------------
National-Oilwell, Inc.(a)                75,000      2,901,563
--------------------------------------------------------------
Newpark Resources, Inc.(a)              200,000      1,912,500
--------------------------------------------------------------
Pride International, Inc.(a)            250,000      6,156,250
--------------------------------------------------------------
Universal Compression Holdings,
  Inc.(a)                               150,000      5,653,125
--------------------------------------------------------------
UTI Energy Corp.(a)                     350,000     11,506,250
--------------------------------------------------------------
Veritas DGC Inc.(a)                     125,000   $  4,037,500
==============================================================
                                                    60,117,813
==============================================================

OIL & GAS (EXPLORATION & PRODUCTION)-2.47%

Louis Dreyfus Natural Gas Corp.(a)      125,000      5,726,563
--------------------------------------------------------------
Mitchell Energy & Development
  Corp.-Class A                          75,000      4,593,750
--------------------------------------------------------------
Newfield Exploration Co.(a)             125,000      5,929,688
--------------------------------------------------------------
Stone Energy Corp.(a)                    70,000      4,518,500
==============================================================
                                                    20,768,501
==============================================================

PHOTOGRAPHY/IMAGING-0.61%

Concord Camera Corp.(a)                 200,000      3,300,000
--------------------------------------------------------------
Pinnacle Systems, Inc.(a)               250,000      1,843,750
==============================================================
                                                     5,143,750
==============================================================

RESTAURANTS-2.05%

P.F. Chang's China Bistro, Inc.(a)      150,000      4,715,625
--------------------------------------------------------------
Panera Bread Co.-Class A(a)             100,000      2,281,250
--------------------------------------------------------------
RARE Hospitality International,
  Inc.(a)                               262,500      5,857,031
--------------------------------------------------------------
Sonic Corp.(a)                          187,500      4,371,094
==============================================================
                                                    17,225,000
==============================================================

RETAIL (COMPUTERS & ELECTRONICS)-0.81%

Tweeter Home Entertainment Group,
  Inc.(a)                               200,000      2,437,500
--------------------------------------------------------------
Ultimate Electronics, Inc.(a)           200,000      4,387,500
==============================================================
                                                     6,825,000
==============================================================

RETAIL (DISCOUNTERS)-0.30%

Factory 2-U Stores Inc.(a)               75,000      2,484,375
==============================================================

RETAIL (FOOD CHAINS)-0.44%

Whole Foods Market, Inc.(a)              60,000      3,667,500
==============================================================

RETAIL (SPECIALTY)-0.81%

Footstar, Inc.(a)                        50,000      2,475,000
--------------------------------------------------------------
Rent-A-Center, Inc.(a)                  125,000      4,312,500
==============================================================
                                                     6,787,500
==============================================================

RETAIL (SPECIALTY-APPAREL)-3.38%

American Eagle Outfitters, Inc.(a)      165,000      6,971,250
--------------------------------------------------------------
Chico's FAS, Inc.(a)                    165,000      3,444,375
--------------------------------------------------------------
Christopher & Banks Corp.(a)            200,000      5,637,500
--------------------------------------------------------------
Gymboree Corp.(a)                       450,000      6,243,750
--------------------------------------------------------------
Too Inc.(a)                             275,000      3,437,500
--------------------------------------------------------------
Wet Seal, Inc.-Class A(a)               130,000      2,673,125
==============================================================
                                                    28,407,500
==============================================================

SERVICES (ADVERTISING/MARKETING)-1.39%

Forrester Research, Inc.(a)              75,000      3,754,688
--------------------------------------------------------------
Professional Detailing, Inc.(a)          75,000      7,932,422
==============================================================
                                                    11,687,110
==============================================================

                                                     MARKET
                                      SHARES         VALUE

SERVICES (COMMERCIAL & CONSUMER)-2.97%

Apollo Group, Inc.-Class A(a)            60,000   $  2,951,250
--------------------------------------------------------------
Cerner Corp.(a)                          60,000      2,775,000
--------------------------------------------------------------
Copart, Inc.(a)                         180,000      3,870,000
--------------------------------------------------------------
Corporate Executive Board Co.
  (The)(a)                              150,000      5,964,844
--------------------------------------------------------------
F.Y.I. Inc.(a)                           80,000      2,950,000
--------------------------------------------------------------
Iron Mountain Inc.(a)                   124,150      4,609,069
--------------------------------------------------------------
Wireless Facilities, Inc.(a)             50,000      1,812,500
==============================================================
                                                    24,932,663
==============================================================

SERVICES (COMPUTER SYSTEMS)-0.66%

Bell Microproducts Inc.(a)              180,000      2,857,500
--------------------------------------------------------------
Insight Enterprises, Inc.(a)            150,000      2,690,625
==============================================================
                                                     5,548,125
==============================================================

SERVICES (EMPLOYMENT)-0.81%

On Assignment, Inc.(a)                  100,000      2,850,000
--------------------------------------------------------------
ProBusiness Services, Inc.(a)           150,000      3,984,375
==============================================================
                                                     6,834,375
==============================================================

SERVICES (FACILITIES &
  ENVIRONMENTAL)-0.57%

Tetra Tech, Inc.(a)                     150,000      4,781,250
==============================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-3.77%

AirGate PCS, Inc.(a)                    125,000      4,437,500
--------------------------------------------------------------
Alamosa PCS Holdings, Inc.(a)           175,000      1,400,000
--------------------------------------------------------------
Powerwave Technologies, Inc.(a)         250,000   $ 14,625,000
--------------------------------------------------------------
Rural Cellular Corp.-Class A(a)         125,000      3,703,125
--------------------------------------------------------------
SBA Communications Corp.(a)             125,000      5,132,813
--------------------------------------------------------------
Spectrasite Holdings, Inc.(a)           175,300      2,322,725
==============================================================
                                                    31,621,163
==============================================================

TEXTILES (APPAREL)-0.23%

Quicksilver, Inc.(a)                    100,000      1,937,500
==============================================================
    Total Common Stocks & Other
      Equity Interests (Cost
      $593,152,551)                                756,273,125
==============================================================

                                     PRINCIPAL
                                      AMOUNT
U.S. TREASURY BILLS-0.12%

5.77%, 03/22/01 (Cost $987,734)(c)  $ 1,000,000(d)      988,207
==============================================================

                                      SHARES
MONEY MARKET FUNDS-9.78%

STIC Liquid Assets Portfolio(e)      41,055,221     41,055,221
--------------------------------------------------------------
STIC Prime Portfolio(e)              41,055,221     41,055,221
==============================================================
    Total Money Market Funds
      (Cost $82,110,442)                            82,110,442
==============================================================
TOTAL INVESTMENTS-99.99%
  (Cost $676,250,727)                              839,371,774
==============================================================
OTHER ASSETS LESS LIABILITIES-0.01%                    117,080
==============================================================
NET ASSETS-100.00%                                $839,488,854
______________________________________________________________
==============================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Conv.  - Convertible
Pfd.   - Preferred

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 12/31/00 was $8,204,220 which represented 0.98% of the Fund's net assets.
(c) The interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(d) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 7.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

ASSETS:

Investments, at market value (cost
  $676,250,727)*                                $839,371,774
------------------------------------------------------------
Receivables for:
  Investments sold                                 1,913,059
------------------------------------------------------------
  Fund shares sold                                 1,994,927
------------------------------------------------------------
  Dividends                                          616,287
------------------------------------------------------------
  Advisor                                             17,133
------------------------------------------------------------
Collateral for securities loaned                  81,642,912
------------------------------------------------------------
Other assets                                          60,920
============================================================
    Total assets                                 925,617,012
============================================================

LIABILITIES:

Payables for:
  Investments purchased                              486,255
------------------------------------------------------------
  Fund shares reacquired                           2,323,917
------------------------------------------------------------
  Collateral upon return of securities loaned     81,642,912
------------------------------------------------------------
  Variation margin                                   208,050
------------------------------------------------------------
Accrued advisory fees                                492,803
------------------------------------------------------------
Accrued administrative services fees                  11,024
------------------------------------------------------------
Accrued distribution fees                            814,357
------------------------------------------------------------
Accrued trustees' fees                                 2,081
------------------------------------------------------------
Accrued transfer agent fees                           72,203
------------------------------------------------------------
Accrued operating expenses                            74,556
============================================================
    Total liabilities                             86,128,158
============================================================
Net assets applicable to shares outstanding     $839,488,854
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $566,457,935
____________________________________________________________
============================================================
Class B                                         $231,293,057
____________________________________________________________
============================================================
Class C                                         $ 41,737,862
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                           19,002,201
____________________________________________________________
============================================================
Class B                                            8,074,467
____________________________________________________________
============================================================
Class C                                            1,457,822
____________________________________________________________
============================================================
Class A:
  Net asset value and redemption price per
    share                                       $      29.81
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $29.81 divided by
      94.50%)                                   $      31.54
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $      28.64
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $      28.63
____________________________________________________________
============================================================
* At December 31, 2000, securities with an aggregate market
  value of $76,978,553 were on loan to brokers.

STATEMENT OF OPERATIONS

For the year ended December 31, 2000

INVESTMENT INCOME:

Dividends from affiliated money market funds    $  5,463,452
------------------------------------------------------------
Dividends                                            446,538
------------------------------------------------------------
Interest                                              19,757
------------------------------------------------------------
Security lending                                     774,423
============================================================
    Total investment income                        6,704,170
============================================================

EXPENSES:

Advisory fees                                      6,615,573
------------------------------------------------------------
Administrative services fees                         132,817
------------------------------------------------------------
Custodian fees                                        81,667
------------------------------------------------------------
Distribution fees -- Class A                       2,087,770
------------------------------------------------------------
Distribution fees -- Class B                       2,804,818
------------------------------------------------------------
Distribution fees -- Class C                         493,952
------------------------------------------------------------
Transfer agent fees                                1,156,103
------------------------------------------------------------
Trustees' fees                                        29,665
------------------------------------------------------------
Other                                                143,437
============================================================
    Total expenses                                13,545,802
============================================================
Less: Fees waived                                   (599,419)
------------------------------------------------------------
    Expenses paid indirectly                         (40,914)
============================================================
    Net expenses                                  12,905,469
============================================================
Net investment income (loss)                      (6,201,299)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FUTURES CONTRACTS:

Net realized gain from:
  Investment securities                           42,146,470
------------------------------------------------------------
  Futures contracts                                2,397,518
============================================================
                                                  44,543,988
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (68,966,114)
------------------------------------------------------------
  Futures contracts                                 (545,916)
============================================================
                                                 (69,512,030)
============================================================
Net gain (loss) from investment securities and
  futures contracts                              (24,968,042)
============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(31,169,341)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2000 and 1999

                                                                  2000            1999
                                                              ------------    ------------
OPERATIONS:

  Net investment income (loss)                                $ (6,201,299)   $ (1,642,461)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and futures
    contracts                                                   44,543,988      13,123,263
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and futures contracts                (69,512,030)    223,271,546
==========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (31,169,341)    234,752,348
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                      (32,249,183)     (6,938,952)
------------------------------------------------------------------------------------------
  Class B                                                      (13,814,334)     (4,091,568)
------------------------------------------------------------------------------------------
  Class C                                                       (2,482,080)       (691,265)
------------------------------------------------------------------------------------------
  Advisor Class                                                         --        (114,504)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      198,718,621     270,390,201
------------------------------------------------------------------------------------------
  Class B                                                        8,068,136     136,647,909
------------------------------------------------------------------------------------------
  Class C                                                        4,604,853      30,105,480
------------------------------------------------------------------------------------------
  Advisor Class                                                 (8,248,641)      3,770,311
==========================================================================================
    Net increase in net assets                                 123,428,031     663,829,960
==========================================================================================

NET ASSETS:

  Beginning of year                                            716,060,823      52,230,863
==========================================================================================
  End of year                                                 $839,488,854    $716,060,823
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $689,632,226    $483,809,241
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                            --          (1,324)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and futures contracts                           (13,689,753)       (805,505)
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    futures contracts                                          163,546,381     233,058,411
==========================================================================================
                                                              $839,488,854    $716,060,823
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Small Cap Growth Fund (the "Fund") is a separate series of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of five separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of three different classes of shares:
Class A shares, Class B shares and Class C shares. The Fund formerly offered Advisor Class shares; however, as of the close of business on February 11, 2000, the Advisor Class shares were converted to Class A shares. Class A shares were sold with a front-end sales charge. Class B shares and Class C shares were sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Effective November 8, 1999, the Fund temporarily discontinued sales of its shares to new investors. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  At a meeting held on March 14, 2000, the Board of Trustees approved a restructuring of the Fund to eliminate the master-feeder structure. The Fund which had invested substantially all of its investable assets in Small Cap Portfolio (the "Portfolio") a Delaware business trust, would now invest directly in the securities in which the Portfolio had invested. The restructuring of the Fund was approved by the Shareholders of the Fund on September 1, 2000 and was completed on September 11, 2000.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On December 31, 2000, undistributed net investment income was increased by $6,202,623, undistributed net realized gains decreased by $8,882,639 and paid in capital increased by $2,680,016 as a result of differences due to utilization of a portion of proceeds from redemptions as distributions for federal income tax purposes and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
F. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.725% on the first $500 million of the Fund's average daily net assets, plus 0.70% on the next $500 million of the Fund's average daily net assets, plus 0.675% on the next $500 million of the Fund's average daily net assets, plus 0.65% on the Fund's average daily net assets exceeding $1.5 billion. For the year ended December 31, 2000, AIM reimbursed expenses of $2,913.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2000, AIM was paid $132,817 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended December 31, 2000, AFS was paid $691,166 for such services.

   The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended December 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $1,491,264, $2,804,818 and $493,952, respectively, as compensation under the Plans. AIM Distributors waived distribution fees of $596,506 for Class A shares during the period. AIM Distributors received commissions of $137,909 from sales of the Class A shares of the Fund during the year ended December 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 2000, AIM Distributors received $12,529 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

For the year ended December 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $15,485 and reductions in custodian fees of $25,429 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $40,914.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At December 31, 2000, securities with an aggregate value of $76,978,553 were on loan to brokers. The loans were secured by cash collateral of $81,642,912 received by the Fund and invested in affiliated money market funds as follows:
$40,821,456 in STIC Liquid Assets Portfolio and $40,821,456 in STIC Prime Portfolio. For the year ended December 31, 2000, the Fund received fees of $774,423 for securities lending.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2000 was $672,042,706 and $513,786,715, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $253,832,623
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (91,151,353)
=========================================================
Net unrealized appreciation of investment
  securities                                 $162,681,270
=========================================================
Cost of investments for tax purposes is $676,690,504.

NOTE 7-FUTURES CONTRACTS

On December 31, 2000, $835,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                        NO. OF       MONTH/       MARKET      UNREALIZED
CONTRACT               CONTRACTS   COMMITMENT     VALUE      APPRECIATION
--------               ---------   ----------   ----------   ------------
Russell 2001 Index        38       Mar-01/Buy   $9,287,200     $425,334
_________________________________________________________________________
=========================================================================

NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2000 and 1999 were as follows:

                                                                         2000                           1999
                                                              ---------------------------    --------------------------
                                                                SHARES         AMOUNT          SHARES         AMOUNT
                                                              ----------    -------------    ----------    ------------
Sold:
  Class A                                                      7,948,081    $ 289,209,989    15,474,167    $344,003,621
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                        990,109       35,383,004     7,141,182     155,840,300
-----------------------------------------------------------------------------------------------------------------------
  Class C*                                                       205,985        7,307,290     1,410,849      32,179,389
-----------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                 12,644          422,564       212,227       5,059,330
=======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        998,414       29,492,511       228,165       6,579,456
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                        462,548       13,136,164       140,437       3,930,835
-----------------------------------------------------------------------------------------------------------------------
  Class C*                                                        80,902        2,296,000        22,964         642,307
-----------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                     --               --         3,551         103,864
=======================================================================================================================
Conversion of Advisor Class shares to Class A shares:***
  Class A                                                        224,326        8,401,016            --              --
-----------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                 (221,021)      (8,401,016)           --              --
=======================================================================================================================
Reacquired:
  Class A                                                     (3,609,078)    (128,384,895)   (3,714,103)    (80,192,876)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,144,640)     (40,451,032)   (1,104,856)    (23,123,226)
-----------------------------------------------------------------------------------------------------------------------
  Class C*                                                      (140,487)      (4,998,437)     (122,391)     (2,716,216)
-----------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                 (8,211)        (270,189)      (59,938)     (1,392,883)
=======================================================================================================================
                                                               5,799,572    $ 203,142,969    19,632,254    $440,913,901
_______________________________________________________________________________________________________________________
=======================================================================================================================

*   Class C shares commenced sales on May 3, 1999.
** Advisor Class share activity for the period January 1, 2000 through February 11, 2000.
*** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all outstanding shares of Advisor Class shares were converted to Class A shares of the fund.

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     CLASS A
                                                              -----------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------
                                                                2000      1999(a)     1998(a)    1997(a)    1996(a)
                                                              --------    --------    -------    -------    -------
Net asset value, beginning of period                          $  31.87    $  17.03    $ 14.27    $ 12.52    $11.80
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.13)      (0.09)     (0.19)     (0.18)    (0.05)
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.12)      15.47       3.45       2.20      1.69
===================================================================================================================
    Total from investment operations                             (0.25)      15.38       3.26       2.02      1.64
===================================================================================================================
Less distributions from net realized gains                       (1.81)      (0.54)     (0.50)     (0.27)    (0.92)
===================================================================================================================
Net asset value, end of period                                $  29.81    $  31.87    $ 17.03    $ 14.27    $12.52
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(b)                                                  (0.74)%     90.64%     23.15%     16.23%    13.81%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $566,458    $428,378    $24,737    $10,896    $8,448
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.13%(c)    1.54%      1.76%      1.92%     2.00%
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.23%(c)    1.54%      2.20%      2.52%     3.09%
===================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.40)%(c)  (0.38)%    (1.29)%   (1.40)%   (0.38)%
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate                                             62%         56%       190%       233%      150%
___________________________________________________________________________________________________________________
===================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include sales charges.
(c)  Ratios are based on average daily net assets of $596,505,691.

                                                                                     CLASS B
                                                              -----------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------
                                                                2000      1999(a)     1998(a)    1997(a)    1996(a)
                                                              --------    --------    -------    -------    -------
Net asset value, beginning of period                          $  30.92    $  16.64    $ 14.06    $ 12.42    $ 11.78
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.40)      (0.24)     (0.29)     (0.26)     (0.14)
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.07)      15.06       3.37       2.17       1.70
===================================================================================================================
    Total from investment operations                             (0.47)      14.82       3.08       1.91       1.56
===================================================================================================================
Less distributions from net realized gains                       (1.81)      (0.54)     (0.50)     (0.27)     (0.92)
===================================================================================================================
Net asset value, end of period                                $  28.64    $  30.92    $ 16.64    $ 14.06    $ 12.42
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(b)                                                  (1.48)%     89.40%     22.22%     15.47%     13.14%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $231,293    $240,150    $26,448    $21,222    $10,694
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.88%(c)    2.19%      2.40%      2.57%      2.65%
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.88%(c)    2.19%      2.85%      3.17%      3.74%
===================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.15)%(c)  (1.03)%    (1.96)%   (2.05)%    (1.03)%
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate                                             62%         56%       190%       233%       150%
___________________________________________________________________________________________________________________
===================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $280,481,835.

                                                                         CLASS C
                                                              -----------------------------
                                                                               MAY 3, 1999
                                                                               (DATE SALES
                                                               YEAR ENDED     COMMENCED) TO
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2000           1999(a)
                                                              ------------    -------------
Net asset value, beginning of period                            $ 30.91          $ 19.03
-------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.39)           (0.17)
-------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (0.08)           12.59
===========================================================================================
    Total from investment operations                              (0.47)           12.42
===========================================================================================
Less distributions from net realized gains                        (1.81)           (0.54)
===========================================================================================
Net asset value, end of period                                  $ 28.63          $ 30.91
___________________________________________________________________________________________
===========================================================================================
Total return(b)                                                   (1.48)%          65.56%
___________________________________________________________________________________________
===========================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $41,738          $40,530
___________________________________________________________________________________________
===========================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.88%(c)         2.19%(d)
-------------------------------------------------------------------------------------------
  Without fee waivers                                              1.88%(c)         2.19%(d)
===========================================================================================
Ratio of net investment income (loss) to average net assets       (1.15)%(c)       (1.03)%(d)
___________________________________________________________________________________________
===========================================================================================
Portfolio turnover rate                                              62%              56%
___________________________________________________________________________________________
===========================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not included contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $49,395,189.
(d)  Annualized.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Trustees of AIM Growth Series and Shareholders of AIM Small Cap Growth Fund

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Small Cap Growth Fund (hereafter referred to as the "Fund") at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                       PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       February 19, 2001

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Small Cap Growth Fund (the "Fund"), an investment portfolio of AIM Growth Series, a Delaware business trust (the "Trust"), was held on September 1, 2000. The meeting was held for the following purposes:

(1) To approve a new Investment Advisory Agreement for the Fund.

(2) To approve changing the fundamental investment restrictions of the Fund.

(3) To approve changing the investment objective of the Fund non-fundamental.

(4) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Fund for the fiscal year ending in 2000.

The results of the voting on the above matters were as follows:

                                                                                                      Withheld/
        Matter                                                        Votes For     Votes Against    Abstentions
        ------                                                        ---------     -------------    -----------
(1)     Approval of a new Investment Advisory Agreement.............  12,897,686       223,526          395,089
(2)(a)  Modification of Fundamental Restriction on Portfolio
        Diversification.............................................   9,714,299       259,521        3,542,481*
(2)(b)  Modification of Fundamental Restriction on Issuing Senior
        Securities and Borrowing Money..............................   9,603,242       343,946        3,569,113*
(2)(c)  Modification of Fundamental Restriction on Underwriting
        Securities..................................................   9,638,248       312,305        3,565,748*
(2)(d)  Modification to or addition of Fundamental Restriction on
        Industry Concentration......................................   9,670,714       298,309        3,547,278*
(2)(e)  Modification of Fundamental Restriction on Real Estate
        Investments.................................................   9,644,640       323,643        3,548,018*
(2)(f)  Modification of Fundamental Restriction on Purchasing or
        Selling Commodities.........................................   9,603,603       364,176        3,548,522*
(2)(g)  Modification of Fundamental Restriction on Making Loans.....   9,596,894       369,602        3,549,805*
(2)(h)  Modification of Fundamental Policy on Investment in
        Investment Companies........................................   9,645,687       314,453        3,556,161*
(3)     Approval of Changing the Investment Objective of the Fund
        Non-Fundamental.............................................   9,505,103       482,529        3,528,669*
(4)     Ratification of the selection of PricewaterhouseCoopers LLP
        as Independent Public Accountants of the Fund...............  13,005,721       136,969          373,611

* Includes Broker Non-Votes

Effective September 30, 2000, Charles T. Bauer retired from his positions as an officer and trustee of the Trust and Robert H. Graham succeeded Mr. Bauer as Chairman of the Board.

BOARD OF TRUSTEES                                      OFFICERS                            OFFICE OF THE FUND
Robert H. Graham                                       Robert H. Graham                    11 Greenway Plaza
Chairman, President and Chief Executive Officer,       Chairman and President              Suite 100
A I M Management Group Inc.                                                                Houston, TX 77046
                                                       Dana R. Sutton
C. Derek Anderson                                      Vice President and Treasurer        INVESTMENT MANAGER
Senior Managing Partner,
Plantagenet Capital                                    Melville B. Cox                     A I M Advisors, Inc.
Management, LLC (an investment                         Vice President                      11 Greenway Plaza
partnership); Chief Executive Officer,                                                     Suite 100
Plantagenet Holdings, Ltd.                             Gary T. Crum                        Houston, TX 77046
(an investment banking firm)                           Vice President
                                                                                           TRANSFER AGENT
Frank S. Bayley                                        Carol F. Relihan
Partner, law firm of                                   Vice President and Secretary        A I M Fund Services, Inc.
Baker & McKenzie                                                                           P.O. Box 4739
                                                       Mary J. Benson                      Houston, TX 77210-4739
Ruth H. Quigley                                        Assistant Vice President and
Private Investor                                       Assistant Treasurer                 CUSTODIAN

                                                       Sheri Morris                        State Street Bank and Trust Company
                                                       Assistant Vice President and        225 Franklin Street
                                                       Assistant Treasurer                 Boston, MA 02110

                                                       Nancy L. Martin                     COUNSEL TO THE FUND
                                                       Assistant Secretary
                                                                                           Kirkpatrick & Lockhart LLP
                                                       Ofelia M. Mayo                      1800 Massachusetts Avenue, N.W.
                                                       Assistant Secretary                 Washington, D.C. 20036-1800

                                                       Kathleen J. Pflueger                COUNSEL TO THE TRUSTEES
                                                       Assistant Secretary
                                                                                           Paul, Hastings, Janofsky & Walker LLP
                                                       Timothy D. Yang                     Twenty Third Floor
                                                       Assistant Secretary                 555 South Flower Street
                                                                                           Los Angeles, CA 90071

                                                                                           DISTRIBUTOR

                                                                                           A I M Distributors, Inc.
                                                                                           11 Greenway Plaza
                                                                                           Suite 100
                                                                                           Houston, TX 77046

                                                                                           AUDITORS

                                                                                           PricewaterhouseCoopers LLP
                                                                                           160 Federal Street
                                                                                           Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2000, 1.62% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $24,308,587 for the Fund's tax year ended December 31, 2000 of which 100% is 20% rate gain.

THE AIM FAMILY OF FUNDS--Registered Trademark--

                            EQUITY FUNDS

     DOMESTIC EQUITY FUNDS         INTERNATIONAL/GLOBAL EQUITY FUNDS

       MORE AGGRESSIVE                      MORE AGGRESSIVE                   A I M Management Group Inc. has
AIM Small Cap Opportunities(1)     AIM Latin American Growth                  provided leadership in the mutual fund
AIM Mid Cap Opportunities(2)       AIM Developing Markets                     industry since 1976 and managed
AIM Large Cap Opportunities(3)     AIM European Small Company                 approximately $170 billion in assets for
AIM Emerging Growth                AIM Asian Growth                           nine million shareholders, including
AIM Small Cap Growth(4)            AIM Japan Growth                           individual investors, corporate clients
AIM Aggressive Growth              AIM International Emerging Growth          and financial institutions, as of
AIM Mid Cap Growth                 AIM European Development                   December 31, 2000.
AIM Small Cap Equity               AIM Euroland Growth                            The AIM Family of Funds--Registered
AIM Capital Development            AIM Global Aggressive Growth               Trademark-- is distributed
AIM Constellation                  AIM International Equity                   nationwide, and AIM today is the eighth-
AIM Dent Demographic Trends        AIM Advisor International Value            largest mutual fund complex in the
AIM Select Growth                  AIM Worldwide Spectrum                     United States in assets under management,
AIM Large Cap Growth               AIM Global Trends                          according to Strategic Insight, an
AIM Weingarten                     AIM Global Growth                          independent mutual fund monitor.
AIM Mid Cap Equity                                                                AIM is a subsidiary of AMVESCAP PLC,
AIM Value II                       MORE CONSERVATIVE                          one of the world's largest independent
AIM Charter                                                                   financial services companies with $402
AIM Value                          SECTOR EQUITY FUNDS                        billion in assets under management as of
AIM Blue Chip                                                                 December 31, 2000.
AIM Basic Value                    MORE AGGRESSIVE
AIM Large Cap Basic Value
AIM Balanced                       AIM New Technology
AIM Advisor Flex                   AIM Global Telecommunications and Technology
                                   AIM Global Infrastructure
MORE CONSERVATIVE                  AIM Global Resources
                                   AIM Global Financial Services
                                   AIM Global Health Care
                                   AIM Global Consumer Products and Services
                                   AIM Advisor Real Estate
                                   AIM Global Utilities

                                   MORE CONSERVATIVE

                      FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS   TAX-FREE FIXED-INCOME FUNDS

MORE AGGRESSIVE                    MORE AGGRESSIVE

AIM Strategic Income
AIM High Yield II
AIM High Yield                     AIM High Income Municipal
AIM Income                         AIM Tax-Exempt Bond of Connecticut
AIM Global Income                  AIM Municipal Bond
AIM Floating Rate(5)               AIM Tax-Free Intermediate
AIM Intermediate Government        AIM Tax-Exempt Cash
AIM Limited Maturity Treasury
AIM Money Market                   MORE CONSERVATIVE

MORE CONSERVATIVE

The AIM risk spectrum shown above illustrates the relative risk of AIM's equity and fixed-income funds within a specified group of funds in The AIM Family of Funds--Registered Trademark--. When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000.
(3) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (4) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (5) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.
    For more complete information about any AIM fund, including the risks, sales charges and expenses, obtain the appropriate prospectus(es) from your financial advisor. Please read the prospectus(es) carefully before you invest or send money. If used as sales material after April 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR LOGO APPEARS HERE]                               [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--


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                                                        --Registered Trademark--

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